Investor Presentation Fourth Quarter 2022 Exhibit 99.1

Forward looking statements and non-GAAP financial measures Forward-Looking Statements Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “will,” “may,” “could,” “should,” “believe,” “expect,” “estimate,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this presentation, including our ability to close the Adhesion acquisition and expand our addressable market, our ability to meet our revised net revenue and adjusted EBITDA outlook, our business strategies, investments in new products, services and capabilities, our operating and financial performance and general market, economic and business conditions. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021, which is on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. Additional information will be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which is expected to be filed on November 8, 2022. All information provided in this presentation is based on information available to us as of the date of this presentation and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this presentation, which are inherently uncertain. We undertake no duty to update this information unless required by law. Use of Non-GAAP Financial Information To supplement our financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, we use non-GAAP financial measures: net revenue, adjusted expenses, adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted EPS. The presentation of these non-GAAP financial metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the limitations thereof and reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure, please refer to our earnings release and Form 10-Q.

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

AssetMark is a leading provider of comprehensive wealth management solutions… 6.7% Annualized Net Flows as a % of Beginning-of-Period Platform Assets $79.4b in platform assets $52.7m 3Q22 Adjusted EBITDA1 67 Net Promoter Score as of August 2022 200 bps Adjusted EBITDA margin expansion from 3Q21 to 3Q221,2 34.0% 3Q22 Adjusted EBITDA margin1,2 8,700+ independent, fee-based advisors 223,000+ investor households 900+ employees Note: Data is as September 30, 2022 unless otherwise stated. 1 Adjusted EBITDA is defined by us as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments such as non-recurring items. 2Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue.

… and is redefining what it means to be a modern TAMP 1996 Product Placement Limited Support Custody

Our mission, vision & values

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

c Well positioned among our partner firms to fully service advisors Broker dealers Asset managers Custodians Fintech firms ADVISORS & INVESTORS

Favorable industry trends enable us to be well-positioned to help investors and advisors New Generation of Investors: wealth transfer and new investors seek guidance and advice from investment professionals Continued Shift to Independence: advisors shift to independent channels, specifically RIA channels Increasing Demand from Investors: greater personalization with multiple digital touchpoints for customizable interactions Increased Savings: economic shutdown along with stimulus actions have significantly increased savings among U.S. households

Outsourcing continues to help advisors grow, scale and develop stronger client relationships Three out of four advisors stated that challenges they tackle today include scaling their business for growth and spending needed time on business building activities. Outsourcing allows advisors to allocate more of their time and resources toward high-impact, high-value endeavors, to achieve stronger client relationships and growth. Source: The 2021 Impact of Outsourcing Study was conducted by 8 Acre Perspective, an independent research firm, using a quantitative online survey. The study analyzed responses from 757 financial advisors. 91% 84% 83% reported growth in total assets reported higher business valuation reported higher personal income Tangible Business Improvements as a Result of Outsourcing

AssetMark is a preferred provider for advisors, with a **$375b opportunity**

AssetMark continues to be the **preferred provider** for advisors across multiple client segments


HNW
($1M+)
73%
85%
86%
88%
Mass Affluent
($100k - $1M)
73%
93%
93%
98%
0%
20%
40%
60%
80%
100%
2019
2020
2021
2022

Well-positioned to capitalize on opportunity through **AssetMark Retirement Services** (AMRS), with focus on plan sponsor and participants.

While we don't support **commission assets** on our platform, we include these assets as **more and more assets are moving to fee.**[1]


RETIREMENT
$56b
ASSETMARK
$83b
$375b
Total Business Opportunity
COMMISSION
$174b
ADVISORY
$145b

Our evolution beyond a TAMP, in addition to the planned acquisition of **Adhesion**, positions us well to capitalize on this $145b opportunity.

2022 Share of Wallet Survey (736 respondents from April to July 2022); internal estimates.
[1] Cerulli, 2021 U.S. Advisor Metrics report.

For general public use.

ASSETMARK | 11

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Value proposition: Purpose-built solutions Technology Platform Investment Solutions Business Services Custody Automated back-office business programs that enable advisors to scale from prospecting to administration ADVISOR Advisor Service Financial Planning Integrated, open-architecture tech slack tailored to support each advisor’s distinct objectives – whether that’s to grow their practice, build closer relationships with their clients, or drive efficiency Experienced, hands-on extension of an advisor’s team, equally committed to serving their clients’ interests Expertly curated menu of flexible investment options that advisors and investors can choose from with confidence Suite of powerful and dynamic planning tools that enable advisors to help their clients achieve financial wellness Open-architecture custodial platform that ensures secure, reliable, and flexible retention of client assets through third-party providers or AssetMark’s Trust Company

Streamlined account opening reduces NIGOs eSignature 24 hour account setup Technology: Provide tools and capabilities to help advisors differentiate Promote your brand Enhanced prospect engagement Portfolio analysis Customizable marketing materials From initial prospecting through ongoing service, the AssetMark platform enables advisors to make a difference in the lives of their clients Intuitive digital solutions set you apart Goals-based financial planning Income planning Cash flow management Demonstrate your difference Visually engaging tools and analytics Investor proposals Portfolio execution Ease operations and free up time Bundle documents Virtual tracking center Stay up-to-date and ahead of clients’ needs Rebalancing On-demand reporting Prospecting Onboarding Clients Constructing Portfolios Delivering Advice Monitoring Servicing

We have had a long history of growth and innovation… Diversified, all-in-one portfolios Business Consulting services $79.4B (as of Sept 30, 2022) Current Management Team in Place Multi Strategy Accounts Sales Team Transformation Insured Cash Deposit Program Platinum Service Team Ensemble Team $60B $70B $80B eService Team & digital servicing tools expansion $50B $40B $30B $20B Acquired Acquired Acquired Assets Acquired Acquired Curated Suite of Separately Managed Accounts (SMAs) Announced acquisition $90B A strong combination of organic growth and strategic acquisitions has fueled platform expansion. Values-Driven Investing

Service: Multi-faceted support structure fosters deep and lasting relationships with advisors


Field Support
Senior Leadership
Advisor
Service and Operations Teams
Specialty Teams

Field Support acts as an extension of our advisors' businesses, providing **expertise and ongoing platform support** to help advisors grow and compete

Service and Operations Teams support advisors' day-to-day operations to help ensure all operational activities are **monitored and accurately executed**

Specialty Teams **customize solutions based on advisors' needs** to provide expertise in business consulting, retirement plans and investments

Senior Leadership fosters deep relationship through **ongoing engagement with advisors**

More than 50% of employees are advisor facing[1]

AssetMark's support structure helps advisors with tasks across their workflow, such as providing specialized training and servicing, opening new accounts, completing asset transfers, and providing portfolio construction insights in order to help advisors build efficient and scalable businesses.

[1] Over 500+ employees in AssetMark's Client Success and Operations & Service Departments as of September 30, 2022.

For general public use.
ASSETMARK
16

Investments: Curated investment platform helps to enhance advisors’ capabilities and meaningfully reduce their workload Exceptional due diligence Portfolio optionality Supported by a dedicated, experienced team Carefully vetted solutions Current investment leadership team has a combined 275 years of leadership experience at AssetMark Search the universe of nearly 850 investment managers for approaches that align with our portfolio construction framework Look for managers who offer innovative solutions and understand advisors’ needs for transparent and disciplined processes Comprehensive evaluation that will complement our existing strategists Present final recommendations to the Investment Committee Advisors can choose: or Incorporate AssetMark or third-party strategist solutions into a professionally managed portfolio Design and build portfolios tailored to investors’ financial goals and risk tolerance Turnkey portfolio solutions Advisor constructed portfolios Open Architecture Investment Platform We strive to deliver curated investment solutions through a differentiated framework supported by: 1 2 3

Business services: supporting our advisors’ success

Dedicated management team with extensive industry experience Natalie Wolfsen Chief Executive Officer Leads AssetMark’s Client Success Group, responsible for accelerating our organic growth Prior to becoming President, Michael led AssetMark’s Client Development function and oversees our national Sales and Consulting team, Sales Strategy and Operations, Strategic Accounts and Marketing Prior to joining AssetMark, Michael was a Senior Vice President at Fidelity Investments Michael Kim President, Chief Client Officer Prior to becoming CEO, Natalie led AssetMark’s Strategy and Solutions functions, managing Product Development, Digital Strategy, Business Consulting and Corporate Strategy Before joining AssetMark, Natalie was Head of Marketing for New York-based First Eagle Investment Management. She previously served as Head of Product Management and Development for Pershing LLC and spent several years in senior positions at The Charles Schwab Corporation

Our growth strategy The AssetMark platform enables advisors to make a difference in the lives of their clients Pursue strategic transactions Meet advisors where they are going Deliver a holistic, differentiated experience Enable advisors to serve more investors Help advisors grow and scale their businesses 1 2 3 4 5

Meet advisors where they are 1 Through timely education and high-impact live events, AssetMark continues to be there for its advisors and their clients, especially during these challenging times. 2022 NPS score matches AssetMark’s all-time high1 1NPS survey conducted from August 1-August 19th; 469 advisor respondents. 7,500 page views 1,500 unique users Record attendance at September’s “Strategies for Surviving a Bear Market” webinar Top advisors attended 200 advisors attended 175 advisors attended Local event in 19 cities with 800+ advisors TIMELY EDUCATION HIGH IMPACT, LIVE EVENTS 67

GOALS-BASED ASSESSMENT INVESTMENT SOLUTIONS RISK MANAGEMENT Dynamic and holistic advice (partnership) (retail) BD approvals 2 Deliver a holistic, differentiated experience The global market for planning and wellness has grown significantly. Voyant’s strategy focuses on expansion by geographic opportunity.

INCOME GENERATION      Enable advisors to serve more investors  3 Source: Cerulli Associates - Alternative Investments in 2022: Capitalizing on Markets in Turmoil. PORTFOLIO DIVERSIFICATION Advisors are reallocating to strategies that mitigate recent market challenges. To support our advisors, we are launching three new strategies; the first addresses income while the latter two focus on portfolio diversification.

Help advisors grow and scale their businesses 4 BENCHMARKED BUSINESS ASSESSMENT STRATEGIC BUSINESS PLAN CLIENT SEGMENTATION PROFITABLE SERVICE MODEL FEE SCHEDULE MARKETING STRATEGY 100 Avg advisors over the three sessions 100% Of survey respondents rated the program experience positive or very positive 100% Of survey respondents stated they feel they now have a better partnership with AssetMark An immersive 4-month program designed to boost an advisor’s growth by establishing the foundational business essentials necessary to accelerate their practice.

⑤ **Pursue** strategic transactions

M&A STRATEGY

Augment the advisor experience

through the addition of high-impact capabilities and at-scale infrastructure.

Strategic Growth

Deliver high-impact capabilities to enable advisor practices and accelerate organic growth.

voyant

Adhesion wealth (Expected to close 2H22)

Scale

Monetize at-scale infrastructure through buying assets under management.

OBS FINANCIAL

Global Financial Private Capital

In January 2022, AssetMark announced a $500 million five year credit facility with interest rate of adjusted SOFR + 1.875%.[1] Purchasing power is **~$470 million.**

[1]As of September 30, 2022.

For general public use.

ASSETMARK | 25

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

3Q22 was another record quarter for many financial metrics TOP LINE FINANCIALS BOTTOM LINE FINANCIALS $30.1m Reported net income Up 146% y/y $35.0m Adj. net income Up 17% y/y 1Calculated using diluted share count of 73,845,000 shares $0.47 Adj. EPS1 Up 18% y/y

Platform assets – 3Q22 and 2022 YTD 6.7% Net Flows as a % of Beginning-of-Period Platform Assets2 1 As of September 30, 2022 2 Calculated as annualized net flows of $4.7 billion divided by beginning-of-period platform assets of $93.5 billion as of January 1, 2022 Platform assets at beginning of period Net flows Market Platform assets at period-end $ billion Platform assets at beginning of period Net flows Market Platform assets at period-end $ billion

Advisor and household count up year-over-year Engaged and Total Advisors (3Q21-3Q22) Households (3Q21-3Q22) In 3Q22, 132 engaged advisors fell below the threshold for the engaged advisor status due to market impact

Third quarter results highlighted by record quarterly revenue Total revenue (3Q21-3Q22) $ million Net revenue (3Q21-3Q22) $ million

Revenue less cost of revenue – year-over-year comparison Asset Based  $3.5m decrease due to a $2.5b in billable asset decline and $0.9m in reduction of on-going ABE Fee compression was ~0.5 bp year-over-year  Spread Based Increased $17.3m year-over-year driven by yield improvement from 0.27% to 2.09% Other income Increased $1.1m driven largely by higher interest income Reduction of on-going ABE Subscription- based revenue Subscription Based Voyant revenue flat y/y impacted by foreign exchange pressure. Ex-FX pressure, revenue was up ~7% year-over-year

Adjusted expenses (3Q21 vs. 3Q22) 1Includes general and operating expenses and professional fees Note: Percentage variance based on actual numbers, not rounded results Operating expenses were up 10.3% year-over-year driven by a 15.4% y/y increase in SG&A and a 7.0% y/y increase in employee compensation The increase in employee compensation is driven by increased volume, merit increases and headcount (up 7% y/y) The increase in SG&A is primarily driven by increased travel, events and volume-related items

1Calculated using 3Q22 number of common shares outstanding, diluted of 73,845,000. In 1Q22, and moving forward, we use diluted GAAP shares outstanding given that our restricted stock awards fully vested in 2021. Adjusted EBITDA and Adjusted EBITDA Margin (3Q21-3Q22) Adjusted Net Income (3Q21-3Q22) $ million and % $ million Record bottom line results

Spread revenue continues to make a meaningful impact

Spread-based revenue is influenced significantly by interest rate changes and the amount of cash held by investors at AssetMark Trust Company (ATC)



25 bps
0.25%-0.50%
50 bps
0.75%-1.00%
75 bps
1.50%-1.75%
75 bps
2.25%-2.50%
75 bps
3.00%-3.25%
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.0%
3.6%
3.8%
4.1%
4.1%
4.2%
4.4%
4.4%
5.4%
5.9%
5.4%
6.9%
5.7%
2.61
2.43
2.62
2.93
2.85
2.86
3.09
2.92
3.60
3.70
3.60
4.48
3.51
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
ICD Ending Cash (in $B)
HYC Ending Cash (in $B)
Cash as % of Assets in Custody at ATC

Yield (bps)	27	27	27	24	20	19	27	40	74	120	165	225	240

[1] CME FedWatch Tool

Commentary

- Cash as percentage of ATC assets continues to remain elevated but expect ICD cash to return to long-term rate of ~3.5% by end of 2023.
- Target rate probability for December Fed meeting is 4.25%, higher than previously expected[1]
- We have started deploying ~20% of cash at ATC to fixed rate term, which will be laddered over 3 years at a target rate of 4.35%.
- We have optionality to increase the percentage of cash in fixed rate term to 40%.

For general public use.
ASSETMARK. 34

2022 outlook as of 3Q22 earnings (November 2, 2022) Based on growth outlook above, we are increasing our 2022 adj. EBITDA margin expansion target to 200 bps.

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Adjusted expense reconciliation 1Includes general and operating expenses and professional fees. Note: Percentage variance based on actual numbers, not rounded results.

Adjusted net income walk Note: Asterisk denotes line item numbers post adjustment; numbers are rounded, and totals may not sum.

Revenue less cost of revenue reconciliation

Adjusted EBITDA reconciliation “Share-based compensation” represents granted share-based compensation in the form of RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact. “Reorganization and integration costs” includes costs related our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations. “Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions. “Business continuity plan” includes incremental compensation and other costs that are directly related to a transition to a primarily remote workforce in 2021 and a transition to a hybrid workforce in 2022, and other costs due to the COVID-19 pandemic. “Office closures” represents one-time expenses related to closing facilities.

Adjusted Net Income reconciliation (1) Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016. (2) Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation. (3) Consists of the provision for income taxes under U.S. GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization, and share-based compensation beginning in 2022.